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                  LORD ABBETT LARGE-CAP GROWTH FUND


             SUPPLEMENT DATED FEBRUARY 15, 2005 TO THE
                            PROSPECTUS
                      (CLASS A, B, C, P & Y)

The following information amends the PROSPECTUS for the above referenced Fund. The paragraph entitled "INVESTMENT MANAGERS" on pages 10 and 11 should be replaced with the following paragraph. The changes are noted in bold face.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The investment team is under the direction of Robert Morris, Partner and Director of Equity Investments, AND BRUCE BARTLETT, DIRECTOR OF GROWTH EQUITIES AND PORTFOLIO MANAGER OF THE LARGE-CAP GROWTH TEAM. Mr. Morris joined Lord Abbett in 1991, is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1971. MR. BARTLETT JOINED LORD ABBETT IN FEBRUARY 2005, IS A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION, AND HAS 18 YEARS OF INVESTMENT EXPERIENCE IN GROWTH INVESTING, MOST RECENTLY AS DIRECTOR OF GROWTH EQUITIES AT OPPENHEIMER FUNDS FOR 9 YEARS. A senior member of the team is Roselia St. Louis, Investment Manager, who joined Lord Abbett in 2000. Prior thereto she was an Assistant Portfolio Manager of United Church Pension Boards.